UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2007

Date of Report (Date of earliest event reported)

RIVAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-49900 (Commission File Number)	43-2114971 (IRS Employer Identification No.)
3155 East Patrick Lane, Suite 1, Las Vegas, Nevada (Address of principal executive offices)		89120 (Zip Code)

Registrant’s telephone number, including area code:  (866) 694-2803

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

In this report references to “Rival,” “Rival Technologies,” “we,” “us,” and “our” refer to Rival Technologies, Inc.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 13, 2007, Rival Technologies, Inc. engaged Chisholm, Bierwolf & Nilson, LLC, Certified Public Accountants, as our independent registered public accounting firm.  During the two most recent fiscal years ended December 31, 2006 and 2005, and through September 13, 2007, we did not consult with Chisholm, Bierwolf & Nilson, LLC, regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Chisholm, Bierwolf & Nilson, LLC, concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         /s/RIVAL TECHNOLOGIES, INC.

                                                                                  /s/ Douglas B. Thomas

Date: September 13, 2007                              By: ______________________________________

                                                                                 Douglas B. Thomas, President